UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, The Company's Chief Executive Officer, Timothy G. Byrd, Sr and the Company's Chairman, Sonny Wooley, are owed accrued salaries by the Company as of 8/1/2008.

WHEREAS, Mr. Byrd and Mr. Wooley each desire to convert a portion of the amount owed to them by the Company into Rule 144 restricted common shares as of 8/1/2008. More specifically, Mr. Byrd and Mr. Wooley desire to convert $200,000.00 and $130,472.00, respectively.

WHEREAS, The Company believes it is the Company's best interest to settle a portion of the amounts owed to Mr. Byrd and Mr. Wooley with restricted stock;

WHEREAS, The Company will convert the amounts desired at 70% of the closing bid price of The Company common stock as of 8/1/2008.

THEREFORE, BE IT RESOLVED, that the Company will issue 5,102,041 and 3,328,367 shares of Company restricted stock to Mr. Byrd and Mr. Wooley, respectively in settlement of above amounts converted as of 8/1/2008.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

Sonny Wooley
Chairman of the Board of Directors
Date: 8/1/08

Timothy G. Byrd, Sr.
Director
Date: ____________

UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, The Company's Chief Executive Officer, Timothy G. Byrd, Sr and the Company's Chairman, Sonny Wooley, are owed accrued salaries by the Company as of 8/1/2008.

WHEREAS, Mr. Byrd and Mr. Wooley each desire to convert a portion of the amount owed to them by the Company into Rule 144 restricted common shares as of 8/1/2008. More specifically, Mr. Byrd and Mr. Wooley desire to convert $200,000.00 and $130,472.00, respectively.

WHEREAS, The Company believes it is the Company's best interest to settle a portion of the amounts owed to Mr. Byrd and Mr. Wooley with restricted stock;

WHEREAS, The Company will convert the amounts desired at 70% of the closing bid price of The Company common stock as of 8/1/2008.

THEREFORE, BE IT RESOLVED, that the Company will issue 5,102,041 and 3,328,367 shares of Company restricted stock to Mr. Byrd and Mr. Wooley, respectively in settlement of above amounts converted as of 8/1/2008.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

Sonny Wooley
Chairman of the Board of Directors
Date: __________

Timothy G. Byrd, Sr.
Timothy G. Byrd, Sr.
Director
Date: 8-1-08

Peggy Behrens
Director
Date: __________

UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, The Company's Chief Executive Officer, Timothy G. Byrd, Sr and the Company's Chairman, Sonny Wooley, are owed accrued salaries by the Company as of 8/1/2008.

WHEREAS, Mr. Byrd and Mr. Wooley each desire to convert a portion of the amount owed to them by the Company into Rule 144 restricted common shares as of 8/1/2008. More specifically, Mr. Byrd and Mr. Wooley desire to convert $200,000.00 and $130,472.00, respectively.

WHEREAS, The Company believes it is the Company's best interest to settle a portion of the amounts owed to Mr. Byrd and Mr. Wooley with restricted stock;

WHEREAS, The Company will convert the amounts desired at 70% of the closing bid price of The Company common stock as of 8/1/2008.

THEREFORE, BE IT RESOLVED, that the Company will issue 5,102,041 and 3,328,367 shares of Company restricted stock to Mr. Byrd and Mr. Wooley, respectively in settlement of above amounts converted as of 8/1/2008.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

Sonny Wooley
Chairman of the Board of Directors
Date: ____________________

Timothy G. Byrd, Sr.
Director
Date: ____________________

Peggy Behrens
Director Peggy Behrens
Date: 8/7/08